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                                                                   EXHIBIT 10.37



                             [TRADE BANK LETTERHEAD]

                           LIMITED CONSENT AND WAIVER

                                    RECITALS:

     Reference is made to that certain Credit Agreement dated as of June 27, 2001 (the "Agreement") among Tandy Brands Accessories, Inc. ("Borrower"), Wells Fargo HSBC Trade Bank, N.A. ("Agent"), and the lenders specified therein ("Lenders"). Terms used and not defined herein shall have the meanings given them in the Agreement.

     Borrower has advised Agent that as of September 30, 2001 it has failed to satisfy the Leverage Ratio requirement set forth at Section 10.14 of the Agreement. Failure to perform this covenant resulted in an Event of Default under the Agreement. Borrower has requested that Agent, acting on behalf of the Lenders waive the foregoing described Event of Default.

                           LIMITED CONSENT AND WAIVER:

     Subject to the conditions and limitations set forth hereinbelow, Agent hereby:

1. Waives the foregoing Event of Default under the Agreement caused by the failure to perform the covenant set forth at Section 10.14 of the Agreement as of September 30, 2001.

Provided, so long as any Advances remain outstanding:

A. Agent is hereby authorized to demand specific performance of this Limited Consent and Waiver (the "Limited Consent and Waiver") at any time when Borrower shall have failed to comply with any of the provisions of this Limited Consent and Waiver. Borrower hereby irrevocably waives any defense based upon the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance and waives any requirement of the posting of any bond which might otherwise be required before such remedy of specific performance is granted.

B. No action or inaction of Agent or the Lenders or any other Person, and no change of law or circumstances, shall release or diminish the obligations, liabilities, agreements or duties hereunder of Borrower, affect the Agreement in any way, or afford any Person any recourse against Agent or the Lenders.



                                       1
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                           LIMITATIONS AND CONDITIONS:

     Borrower hereby represents and warrants to the Agent and the Lenders that
(i) immediately after giving effect to this Limited Consent and Waiver, there shall exist no Default or Event of Default, and (ii) immediately after giving effect to this Limited Consent and Waiver, all representations and warranties contained herein, in the Agreement or otherwise made in writing by Borrower in connection herewith or therewith shall be true and correct in all material respects with the same force and effect as if those representations and warranties had been made on and as of the date hereof, except to the extent such representations and warranties by their terms speak as of an earlier date.

     Except as expressly waived or agreed herein, all covenants, obligations and agreements of Borrower contained in the Agreement shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the consents and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Agreement or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein. Except as expressly modified hereby, the terms and provisions of the Agreement and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect, and the same are hereby ratified and confirmed by Borrower in all respects.

     Borrower agrees to reimburse and save Agent harmless from and against liabilities for the payment of all out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under, this Limited Consent and Waiver, including, without limitation, the reasonable fees and expenses of legal counsel to Agent which may be payable in respect of, or in respect of any modification of, this Limited Consent and Waiver.

     This Limited Consent and Waiver, and the rights and obligations of the parties hereunder, shall be construed in accordance with and be governed by the laws of the State of Texas.

     This Limited Consent and Waiver, and the documents referred to herein, represent the entire understanding of the parties hereto regarding the subject matter


                                       2
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hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof. This Limited Consent and Waiver is a "Loan Document" as defined and described in the Agreement, and all of the terms and provisions of the Agreement relating to Loan Documents shall apply hereto.

     This Limited Consent and Waiver may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, the undersigned parties have executed this Limited Consent and Waiver as of the 5th day of November, 2001.

                                     TANDY BRANDS ACCESSORIES, INC.

                                     By:    /s/ STAN NINEMIRE
                                         -------------------------------------
                                     Name:  Stan Ninemire
                                     Title: Senior Vice President & CFO

                                     WELLS FARGO HSBC TRADE BANK, N.A.
                                     as Agent under the Agreement.

                                     By:    /s/ STEVE CHRISTOPHER
                                         -------------------------------------
                                     Name:  Steve Christopher
                                     Title: Relationship Manager


                                       3
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                            CONFIRMATION OF GUARANTY

     Reference is made to the Credit Agreement dated as of June 27, 2001 (the "Agreement") among Tandy Brands Accessories, Inc. ("Borrower"), Wells Fargo HSBC Trade Bank, N.A. ("Agent"), and the lenders specified therein ("Lenders"). The undersigned Guarantors hereby confirm that their guaranty under the Subsidiary Guaranty dated as of June 27, 2001 for the benefit of the Agent, the Lenders, and Wells Fargo, N.A., continues in full force and effect notwithstanding the Limited Consent and Waiver dated as of November 5, 2001, which Limited Consent and Waiver is hereby accepted and consented to by each Guarantor. In accordance herewith, the aforesaid guaranty shall be deemed to cover and secure the Obligations at any time due from Borrower to Lenders pursuant to the Agreement as the latter has been modified by the Limited Consent and Waiver. This Confirmation of guaranty shall be governed by and construed in accordance with the laws of the State of Texas.

Dated this ____ day of November, 2001.

                                 ACCESSORY DESIGN GROUP, INC.

                                 By:    /s/ STAN NINEMIRE
                                     --------------------------------------
                                 Name:  Stan Ninemire
                                 Title: Vice President

                                 AMITY/ROLFS, INC.

                                 By:    /s/ STAN NINEMIRE
                                     --------------------------------------
                                 Name:  Stan Ninemire
                                 Title: Vice President

                                 TANDY BRANDS ACCESSORIES HANDBAGS, INC.

                                 By:    /s/ STAN NINEMIRE
                                     --------------------------------------
                                 Name:  Stan Ninemire
                                 Title: Vice President



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                                 H.A. SHELDON CANADA, LTD.

                                 By:    /s/ STAN NINEMIRE
                                     ---------------------------------
                                 Name:  Stan Ninemire
                                 Title: Vice President

                                 TBAC INVESTMENTS, INC.

                                 By:    /s/ STAN NINEMIRE
                                     ---------------------------------
                                 Name:  Stan Ninemire
                                 Title: Vice President

                                 TBAC GENERAL MANAGEMENT COMPANY

                                 By:    /s/ STAN NINEMIRE
                                     ---------------------------------
                                 Name:  Stan Ninemire
                                 Title: Vice President

                                 TBAC MANAGEMENT COMPANY L.P.
                                 BY: TBAC GENERAL MANAGEMENT COMPANY,
                                     ITS GENERAL PARTNER

                                      By:    /s/ STAN NINEMIRE
                                          ----------------------------
                                      Name:  Stan Ninemire
                                      Title: Vice President

                                 TBAC PRINCE GARDNER, INC.

                                 By:    /s/ STAN NINEMIRE
                                     ---------------------------------
                                 Name:  Stan Ninemire
                                 Title: Vice President


                                 STAGG INDUSTRIES, INC.

                                 By:    /s/ STAN NINEMIRE
                                     ---------------------------------
                                 Name:  Stan Ninemire
                                 Title: Vice President

                                 TBAC - TOREL, INC.

                                 By:    /s/ STAN NINEMIRE
                                     ---------------------------------
                                 Name:  Stan Ninemire
                                 Title: Vice President




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                                 TBAC INVESTMENT TRUST, INC.

                                 By:    /s/ STAN NINEMIRE
                                     -----------------------
                                 Name:  Stan Ninemire
                                 Title: Vice President

ACCEPTED as of the date first written above.

BORROWER

TANDY BRANDS ACCESSORIES, INC.

By:    /s/ STAN NINEMIRE
    ------------------------------
Name:  Stan Ninemire
Title: Senior Vice President & CFO